UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 4, 2022

BENEFITFOCUS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-36061	46-2346314
(Commission File Number)	(IRS Employer Identification No.)

100 Benefitfocus Way, Charleston, South Carolina 29492

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (843) 849-7476

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 Par Value	BNFT	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On April 4, 2022, Benefitfocus, Inc. (the “Company”) entered into a cooperation agreement (the “Cooperation Agreement”) with Indaba Capital Management, L.P. ( “Indaba”).

Pursuant to the Cooperation Agreement, the Company appointed Alexander Lerner, an Investment Partner at Indaba, as a Class II member of the Board of Directors of the Company (the “Board”), with a term expiring at the Company’s 2022 annual meeting of stockholders (the “2022 Annual Meeting”), anticipated to be held in June 2022. The Board also will nominate Mr. Lerner (or his replacement appointed in accordance with the terms of the Cooperation Agreement) for election as a director at the 2022 Annual Meeting. Mr. Lerner has been appointed Co-Chair of each of the Board’s Nominating and Governance and Strategy and Finance Committees. The Strategy and Finance Committee is tasked with assessing strategic and value creation opportunities.

As a part of the Cooperation Agreement, Indaba has agreed to customary standstill provisions during the Term (as defined below) of the Cooperation Agreement, which provide that, subject to certain exceptions, Indaba will not, among other things: (i) seek, alone or in concert with others, the election, nomination, or removal of a director of the Company; (ii) solicit proxies of stockholders or encourage or assist other stockholders to withhold their vote or proxy or similar campaign; (iii) indicate interest in or make any offer or proposal with respect to certain extraordinary transactions involving the Company; (iv) make any proposal for consideration at any meeting of stockholders of the Company; or (v) acquire beneficial ownership of more than 14.99% of the Company’s outstanding common stock; in each case as further described in the Cooperation Agreement.

The term of the Cooperation Agreement (the “Term”) begins on the date of the Cooperation Agreement and ends thirty days before the nomination window closes under the Company’s Bylaws for the Company’s 2023 annual meeting of stockholders.

Indaba also has agreed that, during the Term of the Cooperation Agreement, it will vote its shares of the Company’s common stock at any meeting of the Company’s shareholders in favor of each director nominated and recommended by the Board for election at any such meeting and, subject to certain exceptions, in support of other proposals as recommended by the Board.

Pursuant to the Cooperation Agreement, Mr. Lerner will receive the same benefits and the same compensation as other non-management directors on the Board and the Company will bear no responsibility for how Indaba or its affiliates classify or disclose beneficial ownership and pecuniary interest in any equity compensation paid to Mr. Lerner.

A copy of the Cooperation Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated by reference herein. The foregoing description of the Cooperation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cooperation Agreement.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b), (d) Departure and Election of Directors

Pursuant to the Cooperation Agreement, on April 4, 2022, the Board appointed Mr. Lerner as a Class II director to hold office until the 2022 Annual Meeting or until his successor is duly elected and qualified. The Board has determined that Mr. Lerner is an independent director under the relevant Nasdaq rules. Accordingly, following Mr. Lerner’s appointment, the Board remains majority independent.

On April 4, 2022, Mr. Lerner entered into an Independent Director Compensation Agreement in substantially the form filed by the Company with the SEC as Exhibit 10.26 to its Form 10-K on March 4, 2022. Mr. Lerner will be compensated in accordance with that agreement, including the initial equity grant and committee fees as set forth therein.

Mr. Lerner, age 38, is currently an Investment Partner at Indaba. Mr. Lerner joined Indaba in 2010, and following his graduation from business school in 2014, rejoined Indaba and was elected Partner in 2016. Prior to joining Indaba, Mr. Lerner was an analyst in the Mergers & Acquisitions Group at Lazard Ltd. Mr. Lerner currently serves on the board of directors of 826 Valencia. Mr. Lerner earned an M.B.A. from the Graduate School of Business at Stanford University and graduated from Stanford University with a B.A. in English.

Other than as described in Item 1.01 of this Current Report on Form 8-K and the Cooperation Agreement, there are no arrangements or understandings between Mr. Lerner or any other persons pursuant to which he was named a director of the Company. Mr. Lerner and his immediate family members do not have any direct or indirect material interest in any transaction or proposed transaction required to be reported under Item 404(a) of Regulation S-K.

As previously disclosed, on October 29, 2021, Francis J. Pelzer V notified the Board of his intent to step down from the Board after more than eight years of service. On April 4, 2022, Mr. Pelzer notified the Board of his retirement, effective immediately. Mr. Pelzer’s decision to retire from the Board was not related to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Following the addition of Mr. Lerner and the departure of Mr. Pelzer, the size of the Board will remain at nine directors.

Item 1.01 of this Form 8-K is incorporated by reference herein. A copy of the press release regarding the appointment of Mr. Lerner to the Board is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

10.1	Cooperation Agreement, dated April 4, 2022, by and between Benefitfocus, Inc. and Indaba Capital Management, L.P.

99.1	Press Release dated April 4, 2022.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENEFITFOCUS, INC.

Date: April 5, 2022	/s/ Alpana Wegner
Alpana Wegner
Chief Financial Officer